EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Praxis Pharmaceuticals, Inc. (the "Company") on Form 10-QSBfor the quarter ending November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Stadnyk, President, Secretary and Treasurer (Principal Executive and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ DAVID STADNYK
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David Stadnyk
President, and Treasurer























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